UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): August 15, 2013

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada Flintridge, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Sport Chalet, Inc. (the "Company") held its 2013 annual meeting of stockholders (the "Annual Meeting") on August 15, 2013. The following matters were submitted to a vote of the Company's security holders at the Annual Meeting: (1) the election of seven persons to the Board of Directors of the Company, each to hold office until the next annual meeting of stockholders and until his or her successors shall have been duly elected and qualified, subject to his or her earlier death, resignation, disqualification or removal; and (2) the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 30, 2014.

The final results of the vote on each proposal is as follows:

1.     Election of Directors

John R. Attwood*	For: 1,863,111 Withheld: 17,128 Broker Non-Votes: 335,530

Rachel C. Glaser+	For: 1,749,752 Withheld: 130,487 Broker Non-Votes: 335,530

Donald J. Howard+	For: 1,863,261 Withheld: 16,978 Broker Non-Votes: 335,530

Craig L. Levra+	For: 1,863,140 Withheld: 17,100 Broker Non-Votes: 335,530

Eric S. Olberz+	For: 1,856,333 Withheld: 23,907 Broker Non-Votes: 335,530

Randall G. Scoville+	For: 1,750,177 Withheld: 130,062 Broker Non-Votes: 335,530

Kevin J. Ventrudo+	For: 1,750,777 Withheld: 129,462 Broker Non-Votes: 335,530

_________________

*	Mr. Attwood was elected by the holders of the Class A Common Stock voting as a separate class.

+

Ms. Glaser and Messrs. Howard, Levra, Olberz, Scoville and Ventrudo were elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class.

2.     Ratification of Appointment of Independent Registered Public Accounting Firm

For: 2,201,000 Withheld: 13,813 Abstain: 956 Broker Non-Votes: 0

Item 7.01.     Regulation FD Disclosure.

On August 15, 2013, Craig L. Levra, the Chairman of the Board, President and Chief Executive Officer of the Company, made a presentation to the Annual Meeting. A copy of the slides accompanying Mr. Levra's presentation is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for historical information contained herein, the statements in this Report are forward- looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the specific forward looking statements in this Report and the risks associated with each, the negative effect of the economic downturn on the Company’s sales, limitations on borrowing under the Company’s bank credit facility, the Company’s ability to control operating expenses and costs, the competitive environment of the sporting goods industry in general and in the Company’s specific market areas, inflation, the challenge of maintaining its competitive position, the Company’s ability to manage the growth of its Team Sales Division and online business, the Company’s ability to regain or subsequently maintain compliance with the requirements for continued listing of its Class B Common Stock, changes in costs of goods and services, and the weather and economic conditions in general and in specific market areas. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as the date of the respective exhibit. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Presentation slides for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORT CHALET, INC.

Date: August 16, 2013	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation slides for the Annual Meeting.